EXHIBIT 99.9

Equity One 2003-3               prepayment assumptions is only voluntary
Term

To Maturity, Failing the trigger (starting month 40)       100% PPC (Voluntary)
                                                           --------------------
12 months lag                                              Fixed: 22 HEP
Servicer Advances On                                       Arm: 28 CPR
FORWARD LIBOR

Class M-2 (A)
-------------------------------------------------------------------------------
Approximate Balance        35,583,000 Delay                             24
Coupon                     at pricing Dated                       7/1/2003
Settle                      7/31/2003 First Payment              8/25/2003
-------------------------------------------------------------------------------


To Call
-----------------------------------------------------------------------------------------------------
Speed (Voluntary)                10 CPR                    15 CPR                   20 CPR
Loss Severity                      50%                      50%                       50%
Break CDR                      10.218 CDR                10.806 CDR               11.371 CDR
-----------------------------------------------------------------------------------------------------

Yield                             5.49                      5.48                     5.47
WAL                               10.57                     8.32                     6.82
Mod Durn                          7.83                      6.52                     5.55
Mod Convexity                     0.77                      0.52                     0.37
Principal Window             Feb14 to Feb14            Nov11 to Nov11           May10 to May10
Prcp Writedown               7,206.97 (0.02%)           0.00 (0.00%)            2,739.46 (0.01%)
Total Collat Loss        137,199,930.46 (21.21%)   113,172,438.33 (17.49%)   96,607,461.52 (14.93%)




Maturity
----------------------------------------------------------------------------------------------------
Speed (Voluntary)               10 CPR                    15 CPR                   20 CPR
Loss Severity                    50%                       50%                       50%
Break CDR                     9.809 CDR                 10.181 CDR               10.539 CDR
----------------------------------------------------------------------------------------------------

Yield                            5.51                      5.50                     5.49
WAL                             16.42                     13.36                     11.09
Mod Durn                        10.46                      9.14                     8.02
Mod Convexity                    1.49                      1.11                     0.84
Principal Window            Apr16 to May33            Oct13 to May33           Dec11 to Feb33
Prcp Writedown               0.00 (0.00%)             706.25 (0.00%)             0.00 (0.00%)
Total Collat Loss       148,412,463.54 (22.94%)   122,414,485.55 (18.92%)  104,012,160.59 (16.08%)


Class M-3 (BBB+)
-------------------------------------------------------------------------------
Approximate Balance        19,409,000 Delay                      24
Coupon                     at pricing Dated                7/1/2003
Settle                      7/31/2003 First Payment       8/25/2003
-------------------------------------------------------------------------------


To Call
-----------------------------------------------------------------------------------------------------
Speed (Voluntary)                10 CPR                    15 CPR                   20 CPR
Loss Severity                      50%                      50%                       50%
Break CDR                       8.688 CDR                8.814 CDR                 8.892 CDR
-----------------------------------------------------------------------------------------------------

Yield                             6.45                      6.44                     6.43
WAL                               11.32                     8.90                     7.32
Mod Durn                          7.82                      6.59                     5.68
Mod Convexity                     0.79                      0.55                     0.40
Principal Window             Nov14 to Nov14            Jun12 to Jun12           Nov10 to Nov10
Prcp Writedown               3,257.96 (0.02%)         1,845.59 (0.01%)            0.00 (0.00%)
Total Collat Loss        124,933,953.21 (19.31%)   98,814,565.00 (15.27%)    80,884,390.27 (12.50%)


Maturity
----------------------------------------------------------------------------------------------------
Speed (Voluntary)               10 CPR                    15 CPR                   20 CPR
Loss Severity                    50%                       50%                       50%
Break CDR                      8.42 CDR                 8.418 CDR                 8.381 CDR
----------------------------------------------------------------------------------------------------

Yield                            6.47                      6.46                     6.46
WAL                             19.61                     16.13                     13.50
Mod Durn                        10.77                      9.68                     8.70
Mod Convexity                    1.69                      1.31                     1.03
Principal Window            May19 to May33            Jun16 to Apr33           May14 to May33
Prcp Writedown             2,014.51 (0.01%)            0.00 (0.00%)            1,793.15 (0.01%)
Total Collat Loss       135,197,196.19 (20.90%)   107,450,964.43 (16.61%)   87,742,644.80 (13.56%)

Class AF-4 (AAA)
-----------------------------------------------------------------------------
Approximate Balance        63,219,000 Delay                    24
Coupon                     at pricing Dated              7/1/2003
Settle                      7/31/2003 First Payment     8/25/2003
-----------------------------------------------------------------------------

To Call
-----------------------------------------------------------------------------------------------------
Speed (Voluntary)                10 CPR                    15 CPR                   20 CPR
                                with triggers on starting month 40

-----------------------------------------------------------------------------------------------------

Yield                             4.97                      4.95                     4.94
WAL                               10.40                     7.32                     5.69
Mod Durn                          7.93                      5.98                     4.84
Mod Convexity                     0.78                      0.44                     0.28
Principal Window             Dec11 to Apr16            Apr09 to Oct12           Jan08 to Oct10
Prcp Writedown                 0.00 (0.00%)             0.00 (0.00%)              0.00 (0.00%)
Total Collat Loss              0.00 (0.00%)             0.00 (0.00%)              0.00 (0.00%)



Maturity
----------------------------------------------------------------------------------------------------
Speed (Voluntary)               10 CPR                    15 CPR                   20 CPR
                               with triggers on starting month 40

----------------------------------------------------------------------------------------------------

Yield                            4.97                      4.95                     4.94
WAL                             10.40                      7.32                     5.69
Mod Durn                         7.93                      5.98                     4.84
Mod Convexity                    0.78                      0.44                     0.28
Principal Window            Dec11 to Apr16            Apr09 to Oct12           Jan08 to Oct10
Prcp Writedown               0.00 (0.00%)              0.00 (0.00%)              0.00 (0.00%)
Total Collat Loss            0.00 (0.00%)              0.00 (0.00%)              0.00 (0.00%)


Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

Equity One 2003-3               prepayment assumptions is all in
Term

To Maturity, Failing the trigger (starting month 40)      100% PPC (Voluntary)
                                                          --------------------
12 months lag                                             Fixed: 22 HEP
Servicer Advances On                                      Arm: 28 CPR
FORWARD LIBOR

Class M-2 (A)
-----------------------------------------------------------------------------
Approximate Balance        35,583,000 Delay                    24
Coupon                     at pricing Dated              7/1/2003
Settle                      7/31/2003 First Payment     8/25/2003
-----------------------------------------------------------------------------


To Call
---------------------------------------------------------------------------------------------------
Speed (All-in)                   10 CPR                   15 CPR                  20 CPR
Loss Severity                      50%                     50%                      50%
Break CDR                       9.45 CDR                9.832 CDR               10.295 CDR
---------------------------------------------------------------------------------------------------

Yield                             5.51                     5.50                    5.49
WAL                               17.74                   13.07                    10.24
Mod Durn                          11.08                    9.11                    7.65
Mod Convexity                     1.66                     1.07                    0.73
Principal Window             Apr21 to Apr21           Aug16 to Aug16          Oct13 to Oct13
Prcp Writedown                 0.00 (0.00%)            0.00 (0.00%)           9,511.85 (0.03%)
Total Collat Loss      229,283,868.53 (35.44%)  168,331,215.86 (26.02%)    133,195,847.16 (20.59%)


Maturity
-------------------------------------------------------------------------------------------------
Speed (All-in)                 10 CPR                   15 CPR                   20 CPR
Loss Severity                    50%                      50%                     50%
Break CDR                     9.303 CDR                9.572 CDR               9.892 CDR
-------------------------------------------------------------------------------------------------

Yield                           5.51                     5.51                     5.50
WAL                             24.75                    19.67                   15.64
Mod Durn                        13.20                    11.66                   10.14
Mod Convexity                   2.55                     1.91                     1.40
Principal Window           Jul24 to May33           Nov18 to May33           Jul15 to May33
Prcp Writedown             7,211.76 (0.02%)           0.00 (0.00%)          2,791.49 (0.01%)
Total Collat Loss     241,887,702.52 (37.39%)   179,467,116.37 (27.74%)   141,655,895.47 (21.90%)


Class M-3 (BBB+)
---------------------------------------------------------------------------
Approximate Balance        19,409,000 Delay                  24
Coupon                     at pricing Dated            7/1/2003
Settle                      7/31/2003 First Payment   8/25/2003
---------------------------------------------------------------------------


To Call
---------------------------------------------------------------------------------------------------
Speed (All-in)                   10 CPR                   15 CPR                  20 CPR
Loss Severity                      50%                     50%                      50%
Break CDR                       8.665 CDR                8.67 CDR                8.734 CDR
---------------------------------------------------------------------------------------------------

Yield                             6.46                     6.45                    6.45
WAL                               17.65                   12.99                    10.15
Mod Durn                          10.28                    8.57                    7.25
Mod Convexity                     1.48                     0.97                    0.67
Principal Window             Mar21 to Mar21           Jul16 to Jul16          Sep13 to Sep13
Prcp Writedown               5,580.29 (0.03%)        7,826.50 (0.04%)           0.00 (0.00%)
Total Collat Loss      209,166,633.94 (32.33%)  147,316,949.72 (22.77%)   111,846,666.54 (17.29%)



Maturity
-------------------------------------------------------------------------------------------------
Speed (All-in)                 10 CPR                   15 CPR                   20 CPR
Loss Severity                    50%                      50%                     50%
Break CDR                     8.527 CDR                8.45 CDR                8.417 CDR
-------------------------------------------------------------------------------------------------

Yield                           6.47                     6.47                     6.46
WAL                             26.63                    22.07                   17.71
Mod Durn                        12.41                    11.42                   10.20
Mod Convexity                   2.40                     1.94                     1.48
Principal Window           Jul27 to May33           Oct21 to May33           Nov17 to May33
Prcp Writedown            11,812.17 (0.06%)        12,795.88 (0.07%)        4,748.43 (0.02%)
Total Collat Loss      220,861,391.94 (34.14%)  157,552,822.48 (24.35%)  119,655,307.01 (18.49%)

Class AF-4 (AAA)
---------------------------------------------------------------------------
Approximate Balance       63,219,000 Delay                  24
Coupon                    at pricing Dated            7/1/2003
Settle                     7/31/2003 First Payment   8/25/2003
---------------------------------------------------------------------------

To Call
---------------------------------------------------------------------------------------------------
Speed (All-in)                   10 CPR                   15 CPR                  20 CPR
                               with triggers on starting month 40

---------------------------------------------------------------------------------------------------

Yield                             4.97                     4.95                    4.94
WAL                               10.40                    7.32                    5.69
Mod Durn                          7.93                     5.98                    4.84
Mod Convexity                     0.78                     0.44                    0.28
Principal Window             Dec11 to Apr16           Apr09 to Oct12          Jan08 to Oct10
Prcp Writedown                 0.00 (0.00%)            0.00 (0.00%)             0.00 (0.00%)
Total Collat Loss              0.00 (0.00%)            0.00 (0.00%)             0.00 (0.00%)



Maturity
-------------------------------------------------------------------------------------------------
Speed (Voluntary)              10 CPR                   15 CPR                   20 CPR
                              with triggers on starting month 40

-------------------------------------------------------------------------------------------------

Yield                           4.97                     4.95                     4.94
WAL                             10.40                    7.32                     5.69
Mod Durn                        7.93                     5.98                     4.84
Mod Convexity                   0.78                     0.44                     0.28
Principal Window           Dec11 to Apr16           Apr09 to Oct12           Jan08 to Oct10
Prcp Writedown               0.00 (0.00%)             0.00 (0.00%)            0.00 (0.00%)
Total Collat Loss            0.00 (0.00%)             0.00 (0.00%)            0.00 (0.00%)


Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.